UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2017

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37762	81-2421743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16/F Two Grand Gateway
7100 Corporate Drive	3 Hongqiao Road
Plano, Texas 75024	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (888) 298-6986

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2017, Yum China Holdings, Inc. (the “Company”) announced the appointment of Joey Wat, currently the Chief Executive Officer of KFC, to the position of President and Chief Operating Officer of the Company, effective  February 8, 2017.

Joey Wat, age 45, previously served as Chief Executive Officer of the Company’s KFC business, a position she held since October 2016.  Ms. Wat joined Yum! Restaurants China, a division of Yum! Brands, Inc. (“YUM”), in September 2014 as President of KFC China and was promoted to Chief Executive Officer of KFC China in August 2015. Before joining YUM, Ms. Wat served in both management and strategy positions at AS Watson of Hutchinson Group (“Watson”) in the U.K. from 2004 to 2014. Her last position at Watson was Managing Director of Watson U.K. from 2012 to 2014, which operates Superdrug and Savers, two retail chains specializing in the sale of pharmacy and health and beauty products. She made the transition from Head of Strategy of Watson in Europe to Managing Director of Savers in 2007.

In connection with Ms. Wat’s appointment, the board of directors of the Company (the “Board”) approved an increase in Ms. Wat’s annual base salary from $628,000 to $750,000 and an increase in her annual performance-based cash bonus target from 85% to 100% of her annual base salary.  The Board also approved a promotion grant of restricted stock units (“RSUs”), with a grant date fair value of $2,000,000.  The RSUs cliff vest on the fourth anniversary of the date of grant, subject to Ms. Wat’s continued employment through the vesting date.  Pursuant to the Company’s long-term incentive program, in 2017, Ms. Wat will also be eligible to receive stock appreciation rights (“SARs”) with a grant date face value of $3,000,000.  The SARs will have a ten-year term and vest in equal annual installments on each of the first four anniversaries of the date of grant, subject to Ms. Wat’s continued employment through the applicable vesting date.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the appointments described in Item 5.02 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued February 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Shella Ng
Name: Shella Ng
Title: Chief Legal Officer and Corporate Secretary
Date: February 10, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Yum China Holdings, Inc. issued February 7, 2017.

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